Debt instruments	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Debt instruments

6.	Debt instruments

The breakdown, by classification, type, and currency, of the balances within the “Debt Instruments” line item is as follows:

In BRL thousands	2023	2022	2021

Classification:
Financial Assets Measured at Fair Value Through Profit or Loss	84,291,192	66,191,454	50,874,612
Financial Assets Measured at Fair Value through Other Comprehensive Income	59,036,137	55,392,178	101,212,600
Financial Assets Measured at Amortized Cost	101,087,321	81,329,013	73,125,011
Comprising:
Debt instruments at Amortized Cost	102,673,487	82,502,775	74,315,903
Provision for impairment losses (note 9.c)	(1,586,166)	(1,173,762)	(1,190,892)
Total	244,414,650	202,912,645	225,212,223

Type:
Government securities - Brazil (1)	148,750,440	142,748,873	171,436,589
Debentures and promissory notes	49,083,296	28,251,227	19,881,934
Other debt securities	46,580,914	31,912,545	33,893,700
Total	244,414,650	202,912,645	225,212,223

(1) These primarily refer to National Treasury Bills (LTN), Treasury Financial Bills (LFT), and National Treasury Notes (NTN-A, NTN-B, NTN-C, and NTN-F).

The Debt Instruments primarily consist of:

Thousand of reais	2023	2022	2021

Currency:
Brazilian Real	227,117,943	185,814,293	208,599,863
U.S. dollar	14,748,652	17,098,352	16,612,360
Mexican peso	2,548,055	-	-
Total	244,414,650	202,912,645	225,212,223

In BRL thousands	2023	2022	2021

Debt Instruments linked to:
Repurchase Agreements	61,802,969	60,633,943	76,211,049
Operations guarantees in B3 S.A. - Brasil, Bolsa, Balcão (B3 S.A.)	16,924,556	19,251,597	19,470,624
Linked to judicial deposits and other guarantees	18,283,802	15,235,912	23,291,528
Total	97,011,327	95,121,452	118,973,201

Note 43-d provides details on the residual maturity periods of financial assets measured at fair value through Other Comprehensive Income and financial assets measured at amortized cost.

In the second quarter of 2022, in line with best corporate governance practices, Management approved the transition in the business model for securities and financial instruments. The model shifted from securities being held both for collecting contractual cash flows and for sale, to securities being held exclusively for collecting contractual cash flows. This transition involved an amount of R$ 11 billion and had no impact on the results, with the related balance in Equity being fully reversed.

This decision is predicated on adjustments brought about by the enactment of Law No. 14.031/20. With the aim of aligning with the revised conditions for interest rate risk management, the pre-fixed government bonds (LTNs), previously deployed for hedging the interest rate differential, were reclassified in April of 1,2022 This legislative alteration led to a change of the Model that Management employs for overseeing these securities. It has been determined that the LTNs maturing in 2024 are no longer compatible with the "Held to Collect and Sell" models. With the removal of tax asymmetry on foreign investments, these securities will now be used exclusively for the purpose of collecting cash flows.

As a result of the reclassification carried out in April of 01,2022, Federal Public Securities ("LTNs") maturing in 2024 will no longer be measured at Fair Value in Other Comprehensive Income, but will now be accounted for solely in terms of the payment of principal and interest. This change leads to a full reversal of the previously recorded mark-to-market amount in Other Comprehensive Income as of the reclassification date, with a gross total of R$1,057 million, thereby reducing the carrying amount of the asset.